PSRF-P3 12/25

PUTNAM TARGET DATE FUNDS

SUPPLEMENT DATED DECEMBER 12, 2025

TO THE PROSPECTUS DATED DECEMBER 1, 2025

OF EACH FUND LISTED IN SCHEDULE A

The following replaces the seventh paragraph of the section titled “Who oversees and manages the fund? — The fund’s investment manager” in the prospectus of each fund listed in Schedule A:

These obligations may not be modified or discontinued prior to November 30, 2026 for 2070 Fund, November 30, 2035 for 2060 Fund, and November 30, 2028 for each other fund.

SCHEDULE A

Putnam Sustainable Retirement 2030 Fund

Putnam Sustainable Retirement 2035 Fund

Putnam Sustainable Retirement 2040 Fund

Putnam Sustainable Retirement 2045 Fund

Putnam Sustainable Retirement 2050 Fund

Putnam Sustainable Retirement 2055 Fund

Putnam Sustainable Retirement 2060 Fund

Putnam Sustainable Retirement 2065 Fund

Putnam Sustainable Retirement 2070 Fund

Putnam Sustainable Retirement Maturity Fund

Shareholders should retain this Supplement for future reference.